STATE FARM MUTUAL FUND TRUST

State Farm Equity Fund	State Farm Tax Advantaged Bond Fund
State Farm Small Cap Equity Fund	State Farm Money Market Fund
State Farm International Equity Fund	State Farm LifePath® Income Fund
State Farm S&P 500® Index Fund	State Farm LifePath 2010® Fund
State Farm Small Cap Index Fund	State Farm LifePath 2020® Fund
State Farm International Index Fund	State Farm LifePath 2030® Fund
State Farm Equity and Bond Fund	State Farm LifePath 2040® Fund
State Farm Bond Fund

Class A and Class B Shares

January 3, 2006 Supplement to the Class A and Class B Shares Prospectus dated May 1, 2005

At a meeting of the Board of Trustees of State Farm Mutual Fund Trust (the “Trust”) held December 16, 2005, the Board of Trustees approved increasing the sales charges that will apply to Class A and Class B shares effective May 1, 2006, for all series within the Trust (each series referred to as a “Fund” and collectively as the “Funds”) except the State Farm Bond Fund, State Farm Tax Advantaged Bond Fund and the State Farm Money Market Fund (collectively, the “Fixed Income Funds”). The sales charge increase will not apply to the purchase of Fund shares for accounts established before May 1, 2006, but the sales charge increase will apply to the purchase of Fund shares for new accounts established on or after May 1, 2006.

Class A shares of all Funds, except the Fixed Income Funds, will be subject to the following sales charge schedule for all new accounts established on or after May 1, 2006:

Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Less than $25,000	5%	5.26%
$ 25,000 to $ 49,999	4.5%	4.71%
$ 50,000 to $ 99,999	4.0%	4.17%
$100,000 to $199,999	3.0%	3.09%
$200,000 to $299,999	2.5%	2.56%
$300,000 to $399,999	2.0%	2.04%
$400,000 to $499,999	1.5%	1.52%
$500,000 or more	0%*	0%

*	No sales charge is imposed at the time of purchase on amounts of $500,000 or more. However, for investment of $500,000 or more in Class A shares of any Fund other than the Money Market Fund, a 0.5% contingent deferred sales charge will be charged if shares are redeemed within 12 months following their purchase.

Class B shares of all Funds, except the Fixed Income Funds, will be subject to a 12b-1 distribution and service fee equal to 0.95% for all new accounts established on or after May 1, 2006, and redemptions from those new accounts will be subject to the following contingent deferred sales charges:

Contingent Deferred Sales Charge Applicable in the Year of Redemption After Purchase
First	Second	Third	Fourth	Fifth	Sixth	Seventh
5.00%	4.25%	3.5%	2.75%	2.00%	1.00%	0.00%

A complete description of these changes will be included in the Trust’s prospectus dated May 1, 2006.

120-6345 F.3	535672